UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 12, 2017 (September 6, 2017)

Date of Report (Date of earliest event reported)

HELIUS MEDICAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

WYOMING	000-55364	36-4787690
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

(Exact name of registrant as specified in charter)

642 Newtown Yardley Road Suite 100

Newtown, Pennsylvania, 18940

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 944-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a12)
☐	Precommencement communications pursuant to Rule 14d2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐	Precommencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☑

Item 1.01	Entry into a Material Definitive Agreement

Helius Medical Technologies, Inc. (the “Company”) is designing PoNS™ Therapy with the cooperation of the U.S. Army pursuant to an agreement known as a cooperative research and development agreement. On September 6, 2017, the Company’s wholly-owned subsidiary NeuroHabilitation Corporation, as cooperator, entered into Notice of Modification No. 4 (“Modification No. 4”) of the Amended Cooperative Research and Development Agreement (“CRADA”), with Advanced NeuroRehabilitation, LLC, Yuri Danilov, Mitchell Tyler, Kurt Kaczmarek, the U.S. Army Medical Materiel Agency and the U.S. Army Medical Materiel Development Activity. Modification No. 4 extends the expiration date of the CRADA to December 31, 2018 and extends the deadline for commercialization of the PoNS™ Therapy through December 31, 2021.

The preceding summary of the CRADA and the amendments thereto is qualified in its entirety by reference to Modification No. 4 which is attached hereto as Exhibit 2.1, the CRADA (filed as Exhibit 10.2 to the Company’s Form S-1 filed July 14, 2014), Modification No. 1 to the CRADA (filed as Exhibit 10.5 to the Company’s Form S-1 filed July 14, 2014), Modification No. 2 to the CRADA (filed as Exhibit 10.12 to the Form 10-12G filed on February 6, 2015) and Modification No. 3 to the CRADA (filed as Exhibit 2.1 to the Form 8-K filed on December 31, 2015).

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
2.1	Modification No. 4 to the CRADA

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
2.1	Modification No. 4 to the CRADA

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Dated: September 12, 2017	By:	/s/ Joyce LaViscount
Joyce LaViscount, Chief Financial Officer

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